Exhibit 10.49

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS OFFEROR TO	1. REQUISITION NO.	PAGE OF PAGES
COMPLETE BLOCKS 12, 17, 23, 24, & 30	58423	1	26
2. CONTRACT NO. ###-##-####	3. AWARD/EFFECTIVE DATE 6/3/02	4. ORDER NUMBER	5. SOLICITATION NUMBER	6. SOLICITATION ISSUE DATE
7. FOR SOLICITATION INFORMATION CALL:	a. NAME	b. TELEPHONE NUMBER (No collect calls)	8. OFFER DUE DATE/LOCAL TIME
9. ISSUED BY	CODE	HFA-512	10. THIS ACQUISITION IS ☐ UNRESTRICTED	11. DELIVERY FOR FOB DESTINATION UNLESS BLOCK IS MARKED ☐ SEE SCHEDULE	12. DISCOUNT TERMS
DHHS/PHS/FDA/OFACS/DCASC Contracts Operations Branch	☒ SET ASIDE: 100% FOR
☒ SMALL BUSINESS
5600 Fishers Lane, FHSL Building, Room 2129 Rockville, Maryland 20857	☐ SMALL DISAV. BUSINESS	☐ 13a. THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)
☒ 8(A)	13b. RATING
SIC: 7381 SIZE STANDARD:	14. METHOD OF SOLICITATION ☐ RFQ ☐ IFB ☐RFP
15. DELIVER TO	CODE	16. ADMINISTRATED BY Type of Contract: Firm-Fixed Price Period of Performance: 6/3/02-6/2/04	CODE
17a. CONTRACTOR/ OFFEROR	CODE	FACILITY CODE	18a. PAYMENT WILL BE MADE BY	CODE
Paragon Systems, Inc. 3317 Triana Blvd. Huntsville, AL 35805 TELEPHONE NO. 256-533-7598	See Page 16
☐ 17b. CHECK IF REMITTANCE IS DIFFERENT AND PUT SUCH ADDRESS IN OFFER	18b. SUBMIT INVOICES TO ADDRESS SHOWN IN BLOCK 18a UNLESS BLOCK BELOW IS CHECKED ☐ SEE ADDENDUM
19. ITEM NO.	20. SCHEDULE OF SUPPLIES/SERVICES	21. QUANTITY	22. UNIT	23. UNIT PRICE	24. AMOUNT
See Page 2

TOTAL
(Attach Additional Sheets as Necessary)
25. ACCOUNTING AND APPROPRIATION DATA 75X0600 24200A/40 2-6997962 A99068 25.48 DUN175357672 EIN630937443	26. TOTAL AWARD AMOUNT (For Govt. Use Only) Obligated: *
☐ 27a. SOLICITATION INCORPORATES BY REFERENCE FAR 52.212-1, FAR 52.212-4. FAR 52.212-3 AND 52.212-5 ARE ATTACHED.	☐ ARE	☐ ARE NOT ATTACHED
☒ 27b. CONTRACT/PURCHASE ORDER INCORPORATES BY REFERENCE FAR 52.212-4. FAR 52.212-5	☒ ARE	☐ ARE NOT ATTACHED
28.	CONTRACTOR IS REQUIRED TO SIGN THIS DOCUMENT AND RETURN 3	29.	AWARD OF CONTRACT: REFERENCE OFFER
☐	TO ISSUING OFFICE. CONTRACTOR AGREES TO FURNISH AND DELIVER ALL ITEMS SET FORTH OR OTHERWISE IDENTIFIED ABOVE AND ON ANY ADDITIONAL SHEETS SUBJECT TO THE TERMS AND CONDITIONS SPECIFIED HEREIN.	☐	DATED , YOUR OFFER ON SOLICITATION (BLOCK 5), INCLUDING ANY ADDITIONS OR CHANGES; WHICH ARE SET FORTH

30a.	SIGNATURE OF OFFEROR/CONTRACTOR	31a.	UNITED STATES OF AMERICA (SIGNATURE OF CONTRACTING OFFICER)
/s/ Charles Keathley	/s/ Susan Pearlman

30b.	NAME AND TITLE OF SIGNER	30c. DATE SIGNED	31b. NAME OF CONTRACTING OFFICER	31c. DATE SIGNED
CHARLES KEATHLEY - PRESIDENT	5/28/02	Susan Pearlman	6/3/02

32a. QUANTITY IN COLUMN 21 HAS BEEN

☐ RECEIVED	☐ INSPECTED	☐ ACCEPTED, AND CONFORMS TO THE CONTRACT, EXCEPT AS NOTED	33. SHIP NUMBER	34. VOUCHER NUMBER	35. AMOUNT VERIFIED CORRECT FOR
☐ PARTIAL	☐ FINAL
36. PAYMENT	37. CHECK NUMBER
32b. SIGNATURE OF AUTHORIZED GOVT. REPRESENTATIVE	32c. DATE	☐ COMPLETE	☐ PARTIAL ☐ FINAL
38. S/R ACCOUNT NUMBER	39. S/R VOUCHER NUMBER	40. PAID BY
41a. I CERTIFY THIS ACCOUNT IS CORRECT AND PROPER FOR PAYMENT	42a. RECEIVED BY (Print)
41b. SIGNATURE AND TITLE OF CERTIFYING OFFICER	41c. DATE	42b. RECEIVED AT (Location)
42c. DATE REC’D (YY/MM/DD)	42d. TOTAL CONTAINERS

AUTHORIZED FOR LOCAL REPRODUCTION	SEE REVERSE FOR OMB CONTROL NUMBER AND PAPERWORK BURDEN STATEMENT	STANDARD FORM 1449 (10-96) Prescribed by GSA - FAR (48 CFR) 63.212

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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Standard Form 1449 (Continued)

I. Block 20. Schedule of Supplies/Services

The contractor shall provide armed guard security services 24 hours at day, 7 days a week, including federal holidays and weekends at the following location: Food and Drug Administration, One Iberville Drive, Dauphin Island, AL 36528.

II. Period of Performance: Performance of this contract shall begin on June 3, 2002 and shall not extend beyond June 2, 2003.

Base Year (June 3, 2002 through June 2, 2003)

The following options are anticipated afterwards:

Option Year 1 (June 3, 2003 through June 2, 2004)

Option Year 2 (June 3, 2004 through June 2, 2005)

Option Year 3 (June 3, 2005 through June 2, 2006)

1.            Compensation for Base Year (June 3, 2002 through June 2, 2003) As consideration for the services described in the Block 20. Schedule of supplies/Services, the Government will pay the Contractor the fixed price of *, exclusive of indefinite quantity services, for the 12-month base period. Payment will be made after acceptance of services and upon presentation of a proper invoice.

A.        Payment Schedule – Base Year (June 3, 2002 through June 2, 2003)

Price per month for providing the armed guard security services described herein is *

B.          Fixed-Price Portion for armed guard security services – Loaded Hourly Rates * per hour

The above hourly rates include all holidays, labor costs, indirect costs, general and administrative costs and profit.

Hourly rates are subject to the Wage Determination by the US Department of Labor.

2.            Option Year 1:

By the addition of Option Year 1, the Government will pay the Contractor the fixed price of *, exclusive of indefinite quantity services, for the period June 3, 2003 through June 2, 2004.

A.        Payment Schedule – Option Year 1 (June 3, 2003 through June 2, 2004)

Price per month for providing the armed guard security services described herein is *

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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B.          Fixed-Price Portion for armed guard security services – Loaded Hourly Rates * per hour.

The above hourly rates include all holidays, labor costs, indirect costs, general and administrative costs and profit.

Hourly rates are subject to Wage Determination by the US Department of Labor.

3.            Option Year 2:

By the addition of Option Year 2, the Government will pay the Contractor the fixed price of * exclusive of indefinite quantity services, for the period June 3, 2004 through June 2, 2005.

A.        Payment Schedule – Option Year 2 (June 3, 2004 through June 2, 2005)

Price per month for providing the armed guard security services described herein is *

B.          Fixed-Price Portion for armed guard security services – Loaded Hourly Rates: * per hour.

The above hourly rates include all holidays, labor costs, indirect costs, general and administrative costs and profit.

Hourly rates are subject to Wage Determination by the US Department of Labor.

4.            Option Year 3:

By the addition of Option Year 3, the Government will pay the Contractor the fixed price of * exclusive of indefinite quantity services, for the period June 3, 2005 through June 2, 2006.

A.        Payment Schedule – Option Year 3 (June 3, 2005 through June 2, 2006)

Price per month for providing the armed guard security services described herein is *

B.          Fixed-Price Portion for armed guard security services – Loaded Hourly Rates: * per hour.

The above hourly rates include all holidays, labor costs, indirect costs, general and administrative costs and profit.

Hourly rates are subject to Wage Determination by the US Department of Labor.

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

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III. Statement of Work – Post Duties

1st Relief 2400 - 0800	2nd Relief 0800 – 1600 workdays	2nd Relief 0800 – 1600 weekends/holidays	3rd Relief 1600 – 2400

Hourly patrol of buildings and grounds:

• Ensure all exterior doors and gates are locked

• Ensure special and sensitive rooms are locked**

• Check and report abnormal function of building and laboratory equipment (e.g., HVAC, incubators freezers, lights)

Fixed post (no patrols)

Hourly patrol of buildings and grounds:

• Ensure all exterior doors and gates are locked

• Ensure special and sensitive rooms are locked**

• Check and report abnormal function of building and laboratory equipment (e.g., HVAC, incubators freezers, lights)

Hourly patrol of buildings and grounds:

• Ensure all exterior doors and gates are locked

• Ensure special and sensitive rooms are locked**

• Check and report abnormal function of building and laboratory equipment (e.g., HVAC, incubators freezers, lights)

Monitor perimeter* & prohibit trespassing until 1/2 hr after sunrise	Monitor perimeter*	Monitor perimeter*	Monitor perimeter* & prohibit trespassing beginning 1/2 hr before sunset

Inspect and receive deliveries	Inspect and receive deliveries	Inspect and receive deliveries	Inspect and receive deliveries

Process visitors

Maintain log on post	Maintain log on post	Maintain log on post	Maintain log on post

*perimeter = grounds outside fencing

**Special and sensitive rooms to be locked during non-normal work hours except when in use: 104, 105, 106, 107, 108, 109, 110, 111, 112, 113, 115, 117, 118, 119, 120, 121, 122, 123, 124, 127, 133, 145B, 160, 161, 162, 163, 164, 165.

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ADDENDUM TO SF-1449 - COMMERCIAL ITEM

SECTION H - SPECIAL CONTRACT REQUIREMENTS

Personnel Security Clearance Requirements

1.       BACKGROUND

The Office of the Assistant Secretary for Management and Budget, Department of Health and Human Services (DHHS), requires that all DHHS employees and contractor employees (including subcontractors) who will be working in a DHHS-owned or leased space and/or who will have access to DHHS equipment, and non-public privileged, proprietary, or trade secret information, undergo a background investigation of some type.

2.       GENERAL

Notwithstanding other submission requirements stated elsewhere in this contract, the contractor shall submit the following information to the Contracting Officer, ten (10) calendar days prior to commencement of work hereunder:

a.           Certification that all required security form packets (See Charts A and/or B incorporated in this clause) and a list of contractor employees names for whom the required security information has been provided to Division of Security Operations, Policy and Planning, Personnel Security Staff.

b.          “Contractor’s Commitment to Protect Non-public Information Agreement” forms signed by each employee named in paragraph a. above.

Unless waived by the Contracting Officer the contractor SHALL NOT commence work under this contract until the Preliminary Check as specified in Paragraph 3. below has been completed by the Government.

The preliminary checks, as well as any additional required background investigations, will be conducted by the Government at no cost to the contractor.

The position risk levels for this contract is 5.

There are two (2) potential position risk levels, which are:

a.        Non-Sensitive Positions (Level 1) (SEE CHART A) - Positions which involve

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the lowest degree of adverse impact on the efficiency of the Agency. The impact involving the duties are of limited effect. The forms set forth by CHART A are required for Non-Sensitive Positions (Level 1). Contractor employees assigned to Level I who receive a favorable preliminary check will be required to provide additional security information for a background investigation as specified in Paragraph 5 below.

b.       Public Trust Positions (Levels 5 or 6) (SEE CHART B) - Positions in which the incumbent’s actions or inaction could diminish public confidence in the integrity, efficiency, or effectiveness of assigned Government activities, whether or not actual damage occurs. The forms set forth by CHART B are required for Public Trust Positions (Levels 5 or 6). Contractor employees assigned Levels 5 or 6 must receive a preliminary check as well as a background investigation.

3.       PRELIMINARY CHECK (NCIC AND CREDIT BUREAU CHECK)

Prior to commencement of work, the Government will perform, at a minimum, an inquiry through the National Crime Information Center (NCIC) and a credit check through an appropriate credit bureau entity for all contractor employees identified in paragraph 2. above.

Personnel Security Staff will notify the Contracting Officer, in writing, of the results of the preliminary check. Notification will be given by the Contracting Officer to the contractor to commence work with those individuals who have been cleared. Individuals who receive an unfavorable preliminary report shall not perform work under this contract, unless FDA determines that a background investigation will be conducted and the Contracting Officer has notified the contractor in writing of this determination. Within 10 calendar days of this notification the contractor will be required to submit the additional security forms specified in Chart A for those individuals.

An individual who receives an unfavorable report may, upon written request to Personnel Security Staff, obtain a copy of the report.

4.       SECURITY BADGES

Upon notification as referenced in Para. 3. above, the contractor employees who are cleared to commence work shall complete FDA Form 3391 - FDA Security Card Access Request, and submit the form in person, for purpose of obtaining a photo ID to:

Food and Drug Administration

Physical Security Staff, OFACS

7500 Standish Place

Metro Place North 2, Room N-378, HFA-204

Rockville, MD 20855

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The FDA Project Officer shall be responsible for sponsoring contractor employees on the FDA Form 3391 for the purpose of obtaining a FDA Security Access Card.

5.       BACKGROUND INVESTIGATIONS

The Government shall conduct an additional background investigation for those individuals named to risk Levels 1, 5 and 6 serving under this contract.

Required background investigations may include, but not be limited to:

•                   Review of prior Government/military personnel records;

•                   Review of FBI records and fingerprint files;

•                   Searches of credit bureaus;

•                   Personal interviews; and

•                   Written inquiries covering the subject’s background.

Background investigations will be conducted by the Office of Personnel Management (OPM).

The contractor is responsible for ensuring that the integrity of contract performance is maintained pending completion of all appropriate background investigations of contractor employees.

The contractor shall require all contract employees to submit the appropriate forms for the appropriate risk level specified. The Contractor shall review all forms for completeness and accuracy prior to submitting them to the FDA. In addition to the submission of the required forms, the contractor shall provide a cover letter which includes: contractor’s name, contract number, contractor employees’ names, social security numbers, dates of birth, former names and name of Contracting Officer. All completed forms shall be transmitted, in a separate sealed envelope marked, “TO BE OPENED BY ADDRESSEE ONLY,” to:

Food and Drug Administration

OFACS/Division of Security Operations, Policy and Planning

Attn: Personnel Security Staff, HFA-505

Room 2064

5630 Fishers Lane

Rockville, MD 20857

The contractor shall send a separate letter to the Contracting Officer which includes the contract number and employee names.

The contractor shall advise its prospective employees that all standard forms submitting to the FDA will be forwarded to the Office of Personnel Management (OPM) for scheduling background investigations.

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Personnel Security Staff will resolve with the contract employee any issues on the form which are inaccurate or incomplete.

Employees who have been previously granted a Government security clearance shall advise Personnel Security Staff of the details of such clearances to determine if a previous clearance level is suitable for the current FDA position.

At any time, if a contractor employee for whom security forms have been submitted is terminated or otherwise ceases work under the contract, the contractor shall immediately notify Personnel Security Staff, in writing, with copies to the respective FDA Project and Contracting Officers.

The OPM background investigation will take approximately 120 days. The Contracting Officer will notify the Contractor in writing if an employee is denied a clearance. Those individuals who have been cleared by Personnel Security Staff may continue to work under the contract. Those who are not cleared must cease work on the contract immediately.

If a Contractor employee changes job responsibilities under this contract, the contractor shall notify the Contracting Officer, and the Government will make a determination whether an additional security clearance is required.

In the event that a cleared individual is replaced, the contractor shall notify the Contracting Officer and comply with all requirements of this clause, as specified herein, prior to the commencement of work by the replacement individual.

The Contractor shall be responsible for the return of any Government issued security badges to the Project Officer.

6.       NON-PUBLIC DATA PROTECTION

The contractor shall protect the privacy of all information reported by or about contract employees and shall protect against unauthorized disclosure.

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For clarification purposes and to facilitate the flow of all required security forms, the following matrix is provided:

CHART A

Mandatory for all on-site contract employees

NON-SENSITIVE POSITIONS - LEVEL 1

FORM NAME	OBTAIN FROM	WHEN REQUIRED	SUBMIT TO	DATE REQUIRED
FDA Form 3391 - FDA Security Card Access Request	Project Officer. Sponsorship must be provided by FDA Project Officer	All positions on DHHS property or leased space

Food and Drug Administration
Physical Security Staff, OFACS,
HFA-204,7500 Standish Place
Metro Park North 2, Room N-378
Rockville, MD 20855
Hours: 8:00 a.m. – 11:00 a.m. and
1:00 p.m. - 3:00 p.m. Mon. – Fri.
OR
5630 Fishers Lane
Rockville, MD 20857
Hours: 8:00 a.m. to 11:00 a.m. Mon. - Fri.
(SUBMIT IN PERSON FOR PHOTO ID, NO APPOINTMENT NECESSARY)
(301) 827-1991

Upon clearance under preliminary check.

Contractor’s Commitment to Protect Non-Public Information (NPI) Agreement form	Contracting Officer	All positions with access to non-public privileged, proprietary, or trade secret information	Contracting Officer for retention in contract file	Ten (10) calendar days prior to commencement of work

Listing of all contractor employee names, social security #s, gender, dates of birth, former names, and a completed Fair Credit Reporting Act Release	Contractor generated	All positions, including intermittent, per diem or Temporary	* Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff, HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502, -5521, -5507, -5508	Ten (10) calendar days prior to commencement of work

Only as Requested by the Contracting Officer

SF 85 - Questionnaire for Non-Sensitive Positions	Contracting Officer	Non-Sensitive Positions Level 1 Clearance	* Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff, HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502, -5521, -5507, -5508	Ten (10) calendar days upon request of the Contracting Officer

FD 258 - Fingerprint Chart (2 Charts Required) Fingerprinting services available By appointment only. Call (301) 827-5511	Contracting Officer	Non-Sensitive Positions - Level 1 Clearance	* Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502, -5521, -5507, -5508	Ten (10) calendar days upon request of the Contracting Officer.

* In addition to the submission of these forms, the contractor shall provide a cover letter that includes: contractor’s name, contract number, contractor employees’ names, and name of Contracting Officer.

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CHART B

Public Trust Positions - Levels 5 or 6

FORM NAME	OBTAIN FROM	WHEN REQUIRED	SUBMIT TO	DATE REQUIRED
SF 85P - Questionnaire for Public Trust Positions	Contracting Officer	Public Trust Positions - Level 5 or 6 Clearance	* Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502, - 5521, -5507, -5508	Ten (10) calendar days prior to commencement of work

FD 258 - Fingerprint Chart (2 Charts Required) Fingerprinting services available By appointment only. Call (301) 827-5511	Contracting Officer	Public Trust Positions - Level 5 or 6 Clearance	* Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502. -5521, -5507, -5508	Ten (10) calendar days prior to commencement of work

FDA Form 3391-FDA Security Card Access Request	Project Officer. Sponsorship must be provided by FDA Project Officer.	All positions on DHHS property or leased space

Food and Drug Administration
Physical Security Staff, OFACS,
HFA-204, 7500 Standish Place
Metro Park North 2, Room N-378
Rockville, MD 20855
Hours: 8:00 a.m. - 11:00 a.m. and
1:00 p.m. - 3:00 p.m. Mon. - Fri.
OR
5630 Fishers Lane
Rockville, MD 20857
Hours: 8:00 a.m. to 11:00 a.m. Mon.-Fri.
(SUBMIT IN PERSON FOR PHOTO ID, NO APPOINTMENT NECESSARY)
(301) 827-1991

Upon clearance under preliminary check.

Contractor’s Commitment to Protect Non-Public Information (NPI) Agreement form	Contracting Officer	All positions with access to non-public privileged, proprietary, or trade secret information	Contracting Officer for retention in contract file	Ten (10) calendar days prior to commencement work

Listing of all contractor employee names, social security #s, gender, dates of birth, former names, and a completed Fair Credit Reporting Act Release	Contractor generated	All positions, including intermittent, per diem or temporary	*Food and Drug Administration Division of Recruitment & Staffing, (DRS) Attn: Personnel Security Staff HFA-407, Room 7B-44 5600 Fishers Lane Rockville, MD 20857 (301) 827-5502, -5521, -5507, -5508	Ten (10) calendar days prior to commencement of work

* In addition to the submission of these forms, the contractor shall provide a cover letter that includes: contractor’s name, contract number, contractor employees’ names, and name of Contracting Officer.

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Fair Credit Reporting Act of 1970, as amended

PLEASE TAKE NOTICE THAT ONE OR MORE CONSUMER CREDIT REPORTS MAY BE OBTAINED FOR EMPLOYMENT PURPOSES PURSUANT TO THE FAIR CREDIT REPORTING ACT, AS AMENDED, 15 U.S.C., 1681, ET. SEQ. SHOULD A DECISION TO TAKE ANY ADVERSE ACTION AGAINST YOU BE MADE, BASED EITHER IN WHOLE OR IN PART OF THE CONSUMER CREDIT REPORT, THE CONSUMER REPORTING AGENCY THAT PROVIDED THE REPORT PLAYED NO ROLE IN THE AGENCY’S DECISION TO TAKE SUCH ADVERSE ACTION.

Information provided by you on this form will be furnished to the consumer reporting agency in order to obtain information in connection with an investigation to determine your (1) fitness for Federal employment, (2) clearance to perform contractual service for the Federal Government, and/or 93) security clearance or access. The information obtained may be re-disclosed to other Federal agencies for the above purposes and in fulfillment of official responsibilities to the extent that such disclosure is permitted by law.

I hereby authorize the Food and Drug Administration, to obtain such report(s) from any consumer credit reporting agency for employment purposes.

(Print Name)	(SSN)

(Signature)	(Date)

Your Social Security Number is needed to keep records accurate, because other people may have the same name. Executive Order 9397 also asks Federal agencies to use this number to help identify individuals in agency records.

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H-2 Smoke-Free Environment

The clause 52.228-5, Insurance-Work on a Government Installation, in Part II, Section I, is supplemented to require the following minimum amount of insurance:

The Department of Health and Human Services is the Federal Governments principal agency for furthering the health of Americans and providing them with essential human services. The health risks of smoking and exposure to smoke are clearly documented by reports of the Surgeon General. It is essential that the Department, in the accomplishment of its mission, provide a smoke-free environment in all HHS owned and leased building space.

It is, therefore, the Departments policy to establish a smoke-free environment in all HHS building space. All HHS owned and leased building space is designated as no-smoking areas. This policy applies to Government employees as well as Contractor employees who are assigned to work at HHS owned or leased building space.

H-3 Required Insurance

The clause 52.228-5, Insurance-Work on a Government Installation, in Part II, Section I, is supplemented to require the following minimum amount of insurance:

A.           Worker’s Compensation and Employer’s Liability. Contractors are required to comply with applicable Federal and State workers’ compensation and occupational disease statutes. If occupational diseases are not compensable under those statutes, they shall be covered under employer’s liability section of the insurance policy, except when contract operations are so commingled with a Contractor’s commercial operations that it would not be practical to require this coverage. Employer’s liability coverage of at least $100,000 is required, except in States with exclusive or monopolistic funds that do not permit workers’ compensation to be written by private carriers.

B.             General liability. Bodily injury liability insurance coverage written on the comprehensive form of policy of at least $500,000 per occurrence is required.

C.             Automobile liability. The Contractor shall provide automobile liability insurance written on the comprehensive form of policy. The policy shall provide for bodily injury and property damage liability covering the operation of all automobiles used in connection with performing the contract. Policies covering automobiles operating in the United States, its possessions, and Puerto Rico shall provide coverage of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage. The amount of liability coverage on other policies shall be commensurate with any legal requirements of the locality and sufficient to meet normal and customary claims.

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352.223-70 PHS Safety and Health (APR 1984)

(a) In order to provide safety controls for protection to the life and health of employees and other persons; for prevention of damage to all property; and for avoidance of work interruptions in the performance of the contract; the Contractor will comply with the following standards: [Insert codes, standards, and criteria (including any applicable State and local requirements) prescribed by the Safety Officer].

Further, the Contractor shall take or cause to be taken such additional safety measures as the Contracting Officer may determine to be reasonably necessary; Provided, that, if compliance with such additional safety measures results in a material increase in the cost or time of performance of the contract, an equitable adjustment will be made in accordance with the clause of this contract entitled “Changes.”

(b) Prior to commencement of work, the Contractor will submit in writing its plan for complying with the safety and health provisions of this contracts, and will meet with the Contracting Officer or his/her designated representative to discuss and develop a mutual understanding relative to administration of the overall safety program.

(c) During the performance of work under this contract, the Contractor shall comply with all procedures prescribed by the Contracting Officer for the control and safety of persons visiting the job site and will comply with such requirements to prevent accidents as may be prescribed by the Contracting Officer.

(d) The Contractor will maintain an accurate record of, and report to the Contracting Officer in such manner as the Contracting Officer may prescribe, all accidents and incidents resulting in death, traumatic injury, occupational disease, and/or damage to all property incident to work performed under the contract.

(e) The Contracting Officer shall notify (if otherwise, confirm in writing) the Contractor of any noncompliance with the provisions of this clause and corrective action to be taken. After receipt of such notice, the Contractor shall immediately take such corrective action, (Such notice, when delivered to the Contractor or its representative at the site of the work, shall be deemed sufficient for the purpose). If the Contractor fails or refuses to comply promptly, the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action has been taken. No part of the time lost due to any such stop order shall be the subject of claim for extension of time or for costs or damages by the Contractor.

(f) The Contractor shall insert the substance of this clause in each subcontract involving the use of hazardous materials or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

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ADDENDUM TO SF 1449 - COMMERCIAL ITEM

SECTION I - CONTRACT CLAUSES

52.203-6	Restrictions on Subcontractor Sales to the Government. (JUL 1995) Alternate I OCT 1995
52.204-6	Data Universal Numbering System (DUNS) Number. JUN 1999
52.212-1	Instructions to Offerors - Commercial Items. OCT 2000
52-212-3	Offeror Representations and Certifications-Commercial Items. (APR 2002)
52.212-4	Contract Terms and Conditions - Commercial Items. MAY 2001
52-212-5	Contract Terms and Conditions Required to Implement Statutes or Executive Orders—Commercial Items (DEC 2002)
52.217-8	Option to Extend Services. (NOV 1999)
52.219-8	Utilization of Small Business Concerns. OCT 2000
52.219-14	Limitations on Subcontracting. DEC 1996
52.222-3	Convict Labor. AUG 1996
52.222-21	Prohibition of Segregated Facilities. FEB 1999
52.222-26	Equal Opportunity. APR 2002
52.222-35	Equal Opportunity for Disabled Veterans and Veterans of the Vietnam Era and other Eligible Veterans. DEC 2001
52.222-36	Affirmative Action for Workers with Disabilities. JUN 1998
52.222-37	Employment Reports on Disabled Veterans and Veterans of the Vietnam Era. DEC 2001
52.222-41	Service Contract Act of 1965, as Amended. MAY 1989
52.222-42	Statement of Equivalent Rates for Federal Hires. (MAY 1989)

In compliance with the Service Contract Act of 1965, as amended, and the regulations of the Secretary of Labor (29 CFR Part 4), this clause identifies the classes of service employees expected to be employed under the contract and states the wages and fringe benefits payable to each if they were employed by the contracting agency subject to the provisions of 5 U.S.C. 5341 or 5332.

52.222-43	Fair Labor Standards Act and Service Contract Act - Price Adjustment (Multiple Year and Option Contracts). MAY 1989
52.225-13	Restrictions on Certain Foreign Purchases. JUL 2000
52.225-14	Inconsistency between English Version and Translation of Contract. FEB 2000
52.232-33	Payment by Electronic Funds Transfer - Central Contractor Registration. MAY 1999

The following clauses are included in full text

52.217-9                                                                                               Option to Extend the Term of the Contract. (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within fifteen (15) calendar days prior to the expiration date; provided that the Government gives the Contractor a preliminary notice of its intent to extend at least 60

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days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed four (4) years.

The Project Officer responsible for the acceptance of work provided hereunder will be designated by separate correspondence.

ADDENDUM TO SF 1449 - COMMERCIAL ITEM

Invoice Submission (F-P)

The Contractor shall submit vouchers or invoices in accordance with the following FAR Clauses: 52.232-25, Prompt Payment (MAY 2001); 52.232-33, Payment by Electronic Funds Transfer-Central Contractor Registration (MAY 1999); and 52.232-34, Payment by Electronic Funds Tranfer-Other Than Central Contractor Registration (MAY 1999) in Part II, Section I, in accordance with the following instructions.

A.                In accordance with clause 52.232-33 or clause 52.232-34, all payments made under this contract shall be made using electronic funds transfer through the Automated Clearing House (ACH). The Contractor shall provide the following information to the Food and Drug Administration, Office of Financial Management, Systems Accounting Branch, HFA-120, 5600 Fishers Lane, Rockville, MD 20857 no later than 14 days prior to submission of the first invoice:

1.          Routing transit number of the financial institution receiving payment.

2.          Number of account to which funds are to be deposited.

3.          Type of depositor account (“C” for checking, “S” for savings).

B.                  An original and five (5) copies shall be submitted to the attention of the designated Contract
Specialist at the following address:

Department of Health and Human Services Food and Drug Administration 5630 Fishers Lane, Room 2129, HFA-512 Attention: Patricia Wright, Contract Specialist Rockville, Maryland 20857-0001

ATTACHMENTS

Wage Determination — 94-2009 (Rev. 19)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	1
2. AMENDMENT/MODIFICATION NO. Mod. 1	3. EFFECTIVE DATE upon execution	4. REQUISITION/PURCHASE REQ. NO. n/a	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
[ILLEGIBLE] FDA/OFACS/DCASC Construction & Facilities Contacts Branch 5630 Fishers Lane, Room, 2129 Rockville, MD 20857-0001	Kathleen Smith (301) 827-7048

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc 3317 Triani Blvd. Huntsville, AL 35805	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO. ###-##-####

10B. DATED (SEE ITEM 13) 6/3/02
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) n/a
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO  REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is to change the date in block 16 on Standard Form 1449 to reflect the correct date listed for block 20 on page 2 of the contract. The correct period of performance is 6/3/02-6/2/03.

All other terms and conditions remain unchanged as a result of the modification.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Kathleen S. Smith, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
BY	/s/ Kathleen S. Smith	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	12/19/02

NSN 7540-01-152-8070	30 105	STANDARD FROM 30 (RFV. 10-8)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	1
2. AMENDMENT/MODIFICATION NO. Mod. 2	3. EFFECTIVE DATE 6/3/03	4. REQUISITION/PURCHASE REQ. NO. 5824303	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
[ILLEGIBLE] FDA/OFACS/DCASC Construction & Facilities Contacts Branch 5630 Fishers Lane, Room, 2129 Rockville, MD 20857-0001	Kathleen Smith (301) 827-7048

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc. 3317 Triani Blvd. Huntsville, AL 35805	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO. ###-##-####

10B. DATED (SEE ITEM 13) 6/3/02
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 75X0600 24200A/40 3-6990656 A-01009 OC25.48 $181,776,88
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) FAR Clauses 52.217-9 Option to Extend the Term of the Contract (MAR 2000) and 52.222-43.

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Upon the effective date of this modification, the subject contract is hereby modified to (1) exercise Option Year 1 in the amount of $181,776.88, and (2) incorporate the current wage determination (No. 1994-2009, Rev. 21 dated 8/14/2002).

The total contract amount is increased by * from * to *

All other terms and conditions remain unchanged as a result of this modification.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Susan B. Pearlman, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
BY	/s/ Susan B. Pearlman	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	5/14/03

NSN 7540-01-152-8070	301 105	STANDARD FORM 30 (RFV. 10-8)

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	4
2. AMENDMENT/MODIFICATION NO. Mod. 3	3. EFFECTIVE DATE 11/6/03	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
[ILLEGIBLE] S/FDA/OFACS/DCASC Division of Construction & Service Contracts, HFA-521 5630 Fishers Lane, Room 2129 Rockville, MD 20857-0001	Kathleen Smith (301) 827-7048

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc. 3317 Triani Blvd. Huntsville, AL 35805	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

☒	10A. MODIFICATION OF CONTRACT/ORDER NO. ###-##-####

10B. DATED (SEE ITEM 13) 6/3/02
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended

Offers must acknowledge receipt of this amendment prior to the hour and date specified or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR  AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Clause 52.204-7, Central Contractor Registration. (OCT 2003) — Alternate I (OCT 2003) is hereby added to this contract. Your company must be registered in the Central Contractor Registration database at www.ccr.gov by December 31, 2003, and must follow the annual confirmation requirements.

Changing data in CCR does not update individual contracts. Any change in information (change of address, etc.) should also be [ILLEGABLE] to your Contracting Officer.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Kathleen S. Smith, Contracting Officer
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
BY	/s/ Kathleen S. Smith	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	11/06/
[ILLEGIBLE]	[ILLEGIBLE]	[ILLEGIBLE]

Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com; or

(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.

(2) The offeror should be prepared to provide the following information:

(i)            Company legal business.

(ii)           Tradestyle, doing business, of other name by which your entity is commonly recognized.

(iii)          Company Physical Street Address, City, State, and Zip Code.

(iv)          Company Mailing Address, City, State and Zip Code (if separate from physical).

(v)           Company Telephone Number.

(vi)          Date the company was started.

(vii)         Number of employees at your location.

(viii)        Chief executive officer/key manager.

(ix)           Line of business (industry).

(x)            Company Headquarters name and address (reporting relationship within your entity).

(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f) The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government’s reliance on inaccurate or incomplete data.  To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete.  Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(g)(1)(i) If a Contractor has legally changed its business name, “doing business as” name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day’s written notification of its intention to (A) change the name in the CCR database; (B) comply with the requirements of Subpart 42.12 of the FAR; and (C) agree in writing to the timeline and procedures specified by the responsible Contracting Officer.  The Contractor must provide with the notification sufficient documentation to support the legally changed name.

(ii) if the Contractor fails to comply with the requirements of paragraph (g)(1)(i) of this clause, or fails to perform the agreement at paragraph (g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the “Suspension of  Payment” paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims).  Assignees shall be separately registered in the CCR database.  Information provided to the Contractor’s CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the “Suspension of payment” paragraph of the EFT clause of this contract.

(h) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.

(End of clause)

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO. Modification 4	3. EFFECTIVE DATE See Item 16C	4. REQUISITION/PURCHASE REQ. NO. N/A	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
[ILLEGIBLE] HS/ FDA/OFSS/OAGS Division of Construction & Service Contracts; HFA-521 5630 Fishers Lane, Rockville, MD 20857	Patricia Calhoun (301) 827-1022

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc. 3317 Triani Boulevard Huntsville, AL 35805	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO. ###-##-####

10B. DATED (SEE ITEM 13) June 3, 2002
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR  AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) N/A
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO  REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Purpose: Include Assignment of Claims documentation.

Contract Title: Guard Services at FDA’s Daulphin Island, AL facility

Contract Amount : * (No Change)

Contract Expiration Date: June 2, 2004 (No Change)

Contract Type: Commercial Buy - Fixed Price Services Contract

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)

Patricia G. Calhoun
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
BY	/s/ Patricia G. Calhoun	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	3-23-04

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	30-105	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.

CONTRACT NO. ###-##-####

MODIFICATION NO. 4

THE CONTRACT IS UNILATERALLY MODIFIED AS FOLLOWS:

1.                                       Section I, Addenda on Invoice Submission clause is hereby modified to include an Assignment of Claims as follows. The executed “Assignment of Contract Proceeds” document is attached.

Assignor: Paragon Systems, Inc.

Assignee: LSQ Funding Group, L.C.

1403 West Colonia Drive

Suite B

Orlando, FL 32804

Sun Trust, NA, Orlando, FL

ABA No. 063102152

Account No. 0215252158478

Contact: Robert Santagado

2.             All other terms and conditions of this contract remain unchanged.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF PAGES
1	2
2. AMENDMENT/MODIFICATION NO. Modification 5	3. EFFECTIVE DATE June 3, 2004	4. REQUISITION/PURCHASE REQ.NO. L89540	5. PROJECT NO. (If applicable)
6. ISSUED BY	CODE	7. ADMINISTERED BY (If other than Item 6)	CODE
[ILLEGIBLE] FDA/OFSS/OAGS Division of Construction & Service Contacts, HFA-521 5630 Fishers Lane Rockville, MD 20857	Patricia Calhoun (301) 827-1022

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) Paragon Systems, Inc. 3317 Triani Boulevard Huntsville, AL 35805	☒	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)

10A. MODIFICATION OF CONTRACT/ORDER NO. ###-##-####

10B. DATED (SEE ITEM 13) June 3, 2002
CODE	FACILITY CODE
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as forth in Item 14. The hour and date specified for receipt of Offers	☐	is extended,	☐	is not extended

Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning               copies of the amendment; (b) By acknowledging receipt of this and amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includers a refrence to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR  AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment your desire to change an offer already submitted, such change may be made by telegram or letter provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (if required) 7540600 24200A/40 4-6990656 A01009 Obj. Class 25.48 (Increase of $ *)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ ORDER NO. AS DESCRIBED IN ITEM 14.
☒	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO  REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
☒	D. OTHER (Specify type of modification and authority) 52.217-9, Option to Extend

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/ MODIFICATION (Organized by UCF section headings, including solicitation subject matter where feasible.)

PURPOSE: Exercise Option Year 2

CONTRACT TITLE: Guard Services at FDA’s Daulphin Island, AL. Facility

CONTRACT AMOUNT: * (Increase of *)

CONTRACT EXPIRATION DATE: June 2, 2005 (Extension of 365 Days)

CONTRACT TYPE: Commercial Buy - Fixed Price Services Contract

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Carla J. Cilyok
VP, Finance & Acct.	Patricia G. Calhoun
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA
/s/ Carla J. Cilyok	5-10-04	BY	/s/ Patricia G. Calhoun	16C. DATE SIGNED
(Signature of person authorized to sign)	(Signature of Contracting Officer)	5-5-04

NSN 7540.01.152-8070	STANDARD FORM 30 (REV. 10.38)
PREVIOUS EDITION UNUSABLE	30-105	Prescribed by GSA
FAR (48 CFR) 53.243

THE CONTRACT IS UNILATERALLY  MODIFIED AS FOLLOWS:

1.             In accordance with Standard Form 1449, Item 20, II, 3, Option Year 2 is hereby exercised.

2.             The Contract Amount is hereby modified by increasing the contract amount by * from * to *

3.                                       Standard Form 1449, Item 20, II, Period of Performance, is hereby exercised to add 365 days. The contract completion date is hereby changed from June 2, 2004 to June 2, 2005.

4.             The attached Wage Determination Number 1994-2009, Revision 23 Dated 6/6/03 is hereby incorporated into this contract.

5.             All other terms and conditions of this contract remain unchanged.

***

* Confidential portions omitted and filed separately with the Securities and Exchange Commission.